Income Taxes	9 Months Ended
Sep. 30, 2021
Disclosure Of Income Tax Expense Continuing Operations [Abstract]
Income Taxes

10. INCOME TAXES
The provision for income taxes is:

	Three Months Ended		Nine Months Ended
For the periods ended September 30,	2021	2020	2021	2020
Current Tax
Canada	58	(1)	72	(3)
United States	—	—	—	1
Asia Pacific	34	—	115	—
Other International	—	—	1	—
Total Current Tax Expense (Recovery)	92	(1)	188	(2)
Deferred Tax Expense (Recovery)	191	(177)	281	(656)
	283	(178)	469	(658)

For the three and nine months ended September 30, 2021, the Company recorded a current tax expense primarily related to taxable income arising in Canada and Asia Pacific.
The preliminary purchase price allocation of the Arrangement includes a net deferred tax asset of $942 million as at January 1, 2021. The net deferred tax asset consists of $862 million related to the Company’s operations in the Canadian jurisdiction, $58 million related to U.S. operations and $22 million related to Asia Pacific activities. The Canadian deferred tax asset has been offset against the Canadian deferred tax liability.
For the three and nine months ended September 30, 2020, a deferred tax recovery was recorded due to an impairment of the Borger CGU and current period operating losses that were carried forward, excluding unrealized foreign exchange gains and losses on long-term debt.